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                                 1-800-794-6624
                                 1-800-794-NOAH
                                www.noahfund.com











                                 ANNUAL REPORT


                                OCTOBER 31, 2001

December 12, 2001

Dear Fellow Shareholder:

Once again, I thank you for your confidence and investment in the NOAH FUND.

According to our sub-investment advisor, Geewax, Terker & Company, and confirmed, in my opinion, by the data, this recession has been a "capital spending" recession. That means industry has decided that inventories have gotten so high that they will wait until demand is higher for their products, so they allow for a "working off" of their inventories. This means no more capital spending. This means no need to produce capital goods, so layoffs abound, laid-off consumers start spending less and recession widens. However, in this recession, consumer demand for housing, autos and consumer goods has stayed remarkable high, as well as consumer confidence.

In my opinion, the 9/11 incidents accelerated the layoffs so that we will have a "hockey stick" or "V-shaped" recovery. This is, of course, an over simplified explanation; but, the long and short is that the economy seems to be recovering, little or no inflation is on the horizon and we will probably see the results of recovery in the spring/summer of next year (Q1/Q2). The stock market, historically, has been a leading indicator. Since the September lows (9/21), the NAV of the NOAH FUND has increased 16.90% to December 11, 2001*.

We continue to be encouraged by the Fed and the data.

Geewax, Terker & Company generally follows a philosophy of investing in Large Cap Growth Stocks for the Long Term, while remaining fully invested. NOAH FUND is managed with the same philosophy. We are fortunate indeed to have John Geewax actively involved with the investment management of our NOAH FUND portfolio.

Although we are behind this year (because we do it on gross management before office expenses) your management company, Polestar Management Company, is committed to donating 10% of its 1% management fee as a tithe to "missions, discipleship and needs of the poor." Last year, we gave to Campus Crusade for Christ International, Inc. and Alpha Pregnancy Services, Inc. Naturally, this donation comes from the management company and NOT from the Fund, so it has no effect on the monetary value of your investment. We are grateful to be able to serve you, and, in this way, serve our Lord.

With the market down, this may be a time to get involved, particularly on a dollar cost averaging basis, one of the most useful tools available to the individual investor. If you would like to know further, please feel free to call me at (610) 651-0460.

In Jesus' Name,

/s/ WILLIAM L. VAN ALEN, JR.
----------------------------
William L. Van Alen, Jr.
President
NOAH FUND


_______
* Returns as of 9/30/01: 1-year: -47.71%; 5-year annualized: 6.45%; annualized since inception on 5/17/96: 6.70%. Past performance is no guarantee of future results. Investment return and principal value of mutual funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For a complete discussion of risks, fees and expenses associated with investing in the Fund, please obtain a copy of the Fund's prospectus by calling 1-800-794-6624. You should read the prospectus carefully before you invest or send money. NOAH FUND is distributed by AmeriMutual Funds Distributor, Inc.

                        THE NOAH FUND: TOTAL RETURN VS.
              THE S&P 500 TOTAL RETURN AND NASDAQ COMPOSITE INDEX

--------------------------------------------------------------------------------


graph OMITTED


               NASDAQ                   S & P 500
              COMPOSITE               TOTAL RETURN                NOAH
              ---------               ------------                ----
5/17/96        10,000                   10,000                   10,000
10/31/06        9,836                   10,645                   11,230
4/30/97        10,152                   12,212                   12,679
10/31/97       12,832                   14,064                   13,914
4/30/98        15,045                   17,227                   16,283
10/31/98       14,264                   17,157                   19,063
4/30/99        20,476                   20,986                   22,476
10/31/99       23,887                   21,561                   23,966
4/30/00        31,115                   23,112                   27,824
10/31/00       27,181                   22,874                   24,921
4/30/01        17,094                   20,114                   17,364
10/31/01       13,676                   17,177                   14,516





                                           FOR THE PERIOD ENDED OCTOBER 31, 2001
                                                      ANNUALIZED SINCE
                                                 COMMENCEMENT OF OPERATIONS
                                           -------------------------------------

               Noah Fund ...............................    7.06%
               S&P 500 Total Return ....................   10.42%
               NASDAQ Composite ........................    5.90%

The Standard & Poor's 500 Total Return Index (S&P 500 Total Return) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. This chart assumes an initial gross investment of $10,000 made on May 17, 1996 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.


THE NOAH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                                                        VALUE
                                                         SHARES        (NOTE 1)
                                                         ------        --------

COMMON STOCKS - 98.45%
ADVERTISING - 0.63%
Omnicom Group, Inc. ............................             900      $   69,102
                                                                      ----------
AEROSPACE - 2.19 %
BE Aerospace, Inc.* ............................           1,220           9,906
General Dynamics Corp. .........................             500          40,800
L3 Communications Holdings* ....................             990          86,001
United Technologies Corp. ......................           1,940         104,546
                                                                      ----------
                                                                         241,253
                                                                      ----------
AUTOMOTIVE & RELATED - 0.84%
Harley-Davidson, Inc. ..........................           2,050          92,783
                                                                      ----------

BANKING - 0.45%
Synovus Financial Corp. ........................           2,140          49,263
                                                                      ----------

BEVERAGES - 5.23%
Pepsico, Inc. ..................................          11,800         574,778
                                                                      ----------

BIOTECHNOLOGY - 1.01%
Genzyme Corp.* .................................           1,050          56,648
Inhale Therapeutics Systems, Inc. ..............             600          10,500
Invitrogen Corp.* ..............................             710          43,551
                                                                      ----------
                                                                         110,699
                                                                      ----------
CHEMICALS - 0.23%
Valspar Corp.* .................................             760          25,513
                                                                      ----------

COMMERCIAL SERVICES - 3.03%
Apollo Group, Inc. Class A* ....................           1,050          42,682
Cendant Corp.* .................................           6,000          77,760
Concord EFS, Inc.* .............................           3,380          92,511
Exult Inc.* ....................................             560           7,840
H&R Block, Inc. ................................           2,060          70,205
McKesson HBOC, Inc. ............................           1,150          42,539
                                                                      ----------
                                                                         333,537
                                                                      ----------

                       See notes to financial statements.



                                       3

THE NOAH FUND
SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                                                        VALUE
                                                         SHARES        (NOTE 1)
                                                         ------        --------

COMPUTERS - 9.10%
Bisys Group, Inc.* .............................             290      $   15,086
Dell Computer Corp.* ...........................          10,740         257,545
Electronic Data Systems ........................           3,690         237,525
International Business Machines Corp. ..........           4,540         490,638
                                                                      ----------
                                                                       1,000,794
                                                                      ----------
ELECTRIC - 1.81%
Allegheny Energy, Inc. .........................             630          23,026
Duke Energy Corp. ..............................           3,900         149,799
NiSource, Inc. .................................              90           2,138
PPL Corp. ......................................             550          18,783
Teco Energy, Inc. ..............................             210           5,408
                                                                      ----------
                                                                         199,154
                                                                      ----------
ELECTRONICS - 0.60%
Mettler Toledo International* ..................           1,220          56,010
Synopsys, Inc.* ................................             160           7,520
Thermo Electron Corp.* .........................             110           2,325
                                                                      ----------
                                                                          65,855
                                                                      ----------
FINANCIAL SERVICES - 13.76%
Capital One Financial Corp. ....................           1,400          57,834
Citigroup, Inc. ................................           4,582         208,573
Countrywide Credit Industries, Inc. ............             750          29,948
Eaton Vance Corp. ..............................             400          11,240
Fannie Mae .....................................           4,970         402,371
Freddie Mac ....................................           6,185         419,467
Investment Technology Group* ...................             750          48,308
MBNA Corp. .....................................           6,700         184,987
Metris Companies, Inc. .........................             270           4,377
USA Education, Inc. ............................           1,795         146,400
                                                                      ----------
                                                                       1,513,505
                                                                      ----------
FOOD - 0.91%
McCormick & Company, Inc. ......................           1,300          56,888
Sysco Corp. ....................................           1,800          43,398
                                                                      ----------
                                                                         100,286
                                                                      ----------

                       See notes to financial statements.



                                       4

THE NOAH FUND
SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                                                        VALUE
                                                         SHARES        (NOTE 1)
                                                         ------        --------

HEALTHCARE PRODUCTS - 3.70%
Apogent Technologies, Inc.* ....................           1,370      $   32,085
Baxter International, Inc. .....................           3,040         147,045
Beckman Coulter, Inc. ..........................           1,780          75,597
Becton Dickinson & Co. .........................              30           1,074
Biomet, Inc. ...................................           1,060          32,330
Cytyc Corp.* ...................................           1,680          44,050
St. Jude Medical, Inc.* ........................           1,050          74,550
                                                                      ----------
                                                                         406,731
                                                                      ----------
HEALTHCARE SERVICES - 1.82%
Community Health Systems, Inc.* ................           3,360          84,000
DaVita, Inc.* ..................................             300           5,460
First Health Group Corp.* ......................           1,060          28,620
Health Management Association, Class A* ........           1,880          36,641
Orthodontic Centers of America* ................           1,810          45,666
                                                                      ----------
                                                                         200,387
                                                                      ----------
HOME BUILDERS - 0.19%
Pulte Corp. ....................................             640          20,800
                                                                      ----------

INSURANCE - 4.92%
American International Group ...................           5,340         419,724
Arthur J. Gallagher & Co. ......................           1,980          72,349
MBIA, Inc. .....................................             465          21,418
MGIC Investment Corp. ..........................             530          27,422
                                                                      ----------
                                                                         540,913
                                                                      ----------
INTERNET - 1.42%
EBAY, Inc.* ....................................           2,400         125,952
Riverstone Networks, Inc.* .....................           2,367          30,103
                                                                      ----------
                                                                         156,055
                                                                      ----------
MACHINERY - 0.03%
Kadant, Inc.* ..................................             220           2,860
                                                                      ----------

MEDICAL & RELATED - 9.94%
Abbott Labs ....................................           7,050         373,509
Amerisource Bergen Corp.* ......................           3,681         233,964
Cardinal Health, Inc. ..........................           4,885         327,832
Cor Therapeutics, Inc.* ........................           1,890          42,582
Ivax Corp.* ....................................           3,500          71,925
Patterson Dental Company* ......................           1,160          44,080
                                                                      ----------
                                                                       1,093,892
                                                                      ----------
                       See notes to financial statements.



                                       5

THE NOAH FUND
SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                                                        VALUE
                                                         SHARES        (NOTE 1)
                                                         ------        --------

METAL FABRICATE/HARDWARE - 0.23%
Shaw Group, Inc.* ..............................             920      $   25,300
                                                                      ----------

MUTUAL FUNDS - 4.01%
iShares S&P MidCap 400 Growth Fund .............           3,890         391,295
Midcap SPDR Trust Series 1 .....................             600          49,590
                                                                      ----------
                                                                         440,885
                                                                      ----------
OIL, ENERGY & NATURAL GAS - 2.94%
Anadarko Petroleum Corp. .......................             520          29,666
ChevronTexaco Corp.* ...........................             570          50,473
Devon Energy Corp. .............................             440          16,852
Exxon Mobil Corp. ..............................           3,000         118,350
Halliburton Co. ................................           1,000          24,690
Hanover Compressor Co.* ........................           1,570          43,301
XTO Energy, Inc. ...............................           2,210          39,780
                                                                      ----------
                                                                         323,112
                                                                      ----------
PHARMACEUTICALS - 8.35%
AdvancePCS* ....................................             650          39,500
Cephalon, Inc.* ................................             220          13,871
Express Scripts, Inc. Class A* .................           1,380          56,497
Forest Laboratories, Inc.* .....................           2,710         201,570
Lilly (Eli) & Company ..........................           5,200         397,800
Mylan Labs, Inc. ...............................           4,120         151,904
Omnicare, Inc. .................................           2,880          57,254
                                                                      ----------
                                                                         918,396
                                                                      ----------
PIPELINES - 0.30%
Dynegy, Inc. Class A ...........................             570          20,463
El Paso Corp. ..................................             250          12,265
                                                                      ----------
                                                                          32,728
                                                                      ----------
RETAIL - 8.70%
Autozone, Inc.* ................................             720          42,142
BJ's Wholesale Club, Inc.* .....................           1,480          75,140
Bed Bath & Beyond, Inc.* .......................           3,200          80,192
Home Depot, Inc. ...............................           4,670         178,534
Kohls Corp.* ...................................             930          51,717
Wal-Mart Stores, Inc. ..........................          10,040         516,056
Williams Sonoma, Inc.* .........................             490          12,691
                                                                      ----------
                                                                         956,472
                                                                      ----------

                       See notes to financial statements.



                                       6

THE NOAH FUND
SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                                                        VALUE
                                                         SHARES        (NOTE 1)
                                                         ------        --------
SEMICONDUCTORS - 2.90%
Intel Corp. ....................................           8,090      $  197,558
Intersil Holding Corp. Class A* ................           1,200          39,300
Microchip Technology, Inc.* ....................           2,630          82,109
                                                                      ----------
                                                                         318,967
                                                                      ----------
SOFTWARE - 5.66%
Advent Software, Inc.* .........................             720          27,770
Cerner Corp.* ..................................             420          22,575
Certegy, Inc.* .................................             500          14,250
Microsoft Corp.* ...............................           9,555         555,623
Siebel Systems, Inc.* ..........................             170           2,777
                                                                      ----------
                                                                         622,995
                                                                      ----------
TELECOMMUNICATIONS - 2.72%
Enterasys Networks, Inc.* ......................           1,360          10,826
Harris Corp. ...................................           2,290          78,501
Verizon Communications, Inc. ...................           4,220         210,198
                                                                      ----------
                                                                         299,525
                                                                      ----------
TRANSPORTATION - 0.35%
C H Robinson Worldwide, Inc. ...................           1,450          38,816
                                                                      ----------

UTILITIES - 0.48%
American Water Works, Inc. .....................           1,300          52,780
                                                                      ----------

TOTAL COMMON STOCKS (Cost $11,169,873) .........                      10,828,136
                                                                      ----------

MISCELLANEOUS ASSETS - 1.54%
Evergreen Money Market Trust Cl Y (Cost $169,428)        169,428         169,428
                                                                      ----------

TOTAL INVESTMENTS (Cost $11,339,301) .........  99.99%                10,997,564
Other Assets less Liabilities ................   0.01%                       826
                                               ------                -----------
NET ASSETS                                     100.00%               $10,998,390
                                               ======                ===========

_______
* Non-income producing security.


                       See notes to financial statements.



THE NOAH FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001
--------------------------------------------------------------------------------


ASSETS:
        Investments, at market value (identified cost $11,339,301) ...   $ 10,997,564
        Receivables:
                Investment securities sold ...........................        379,043
                Dividends and interest ...............................          8,992
                Funds shares sold ....................................         93,768
        Due from advisor .............................................          9,302
        Prepaid expenses .............................................         17,028
                                                                         ------------
        Total assets .................................................     11,505,697
                                                                         ------------
LIABILITIES:
        Payables:
                Distribution fees ....................................          5,566
                Investment securities purchased ......................        481,769
                Fund shares repurchased ..............................          3,726
                Accrued expenses .....................................         16,246
                                                                         ------------
        Total liabilities ............................................        507,307
                                                                         ------------
NET ASSETS ...........................................................   $ 10,998,390
                                                                         ============

NET ASSETS CONSIST OF:
        Common Stock .................................................            840
        Additional capital paid-in ...................................     17,585,021
        Accumulated realized gain (loss) on investments ..............     (6,245,733)
        Net unrealized gain (loss) on investments ....................       (341,738)
                                                                         ------------
        Total Net Assets .............................................   $ 10,998,390
                                                                         ============

Shares outstanding (500,000,000 shares of $0.001 par value authorized)        839,629
                                                                         ============

Net Asset Value, offering and redemption price per share .............   $      13.10
                                                                         ============


                       See notes to financial statements.


THE NOAH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
        Dividends ...............................................   $    70,967
        Interest ................................................        38,774
                                                                    -----------
        Total investment income .................................       109,741
                                                                    -----------

EXPENSES:
        Management fees .........................................       133,586
        Administration fee ......................................        52,413
        Transfer agency fees ....................................        33,873
        Distribution fees .......................................        33,396
        Reports to shareholders .................................        24,894
        Registration fees .......................................        25,980
        Professional fees .......................................        21,976
        Custodian fees ..........................................        18,490
        Interest expense ........................................           941
        Conversion costs ........................................        14,834
        Amortization of organizational expenses .................           959
        Other ...................................................        11,797
                                                                    -----------
                Total expenses ..................................       373,139
        Less: management fees waived ............................       (63,056)
                                                                    -----------
                Net expenses ....................................       310,083
                                                                    -----------
        Net investment income (loss) ............................      (200,342)
                                                                    -----------

REALIZED & unrealized gain (loss) on investments:
        Net realized gain (loss) on investments .................    (5,471,772)
        Net change in unrealized appreciation (depreciation)
                on investments ..................................    (2,063,772)
                                                                    -----------
        Net realized and unrealized gain (loss) on investments ..    (7,535,544)
                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .   $(7,735,886)
                                                                    ===========


                       See notes to financial statements.



THE NOAH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        FOR THE YEAR ENDED OCTOBER 31,
                                                        -------------------------------
                                                              2001              2000
                                                        --------------    -------------
OPERATIONS:
        Net investment income (loss) ..................   $   (200,342)   $   (290,905)
        Net realized gain (loss) on investments .......     (5,471,772)       (772,288)
        Net change in unrealized appreciation
                (depreciation) on investments .........     (2,063,772)        570,385
                                                          ------------    ------------
        Net increase (decrease) in net assets resulting
                from operations .......................     (7,735,886)       (492,808)
                                                          ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net realized gains ............................              0        (697,670)
                                                          ------------    ------------

CAPITAL SHARE TRANSACTIONS:
        Proceeds from shares sold .....................      3,934,546      10,855,291
        Proceeds from shares issued to holders in
                reinvestment of dividends .............              0         672,006
        Cost of shares redeemed .......................     (3,722,591)     (1,912,332)
                                                          ------------    ------------
        Net increase (decrease) in net assets from fund
                share transactions ....................        211,955       9,614,965
                                                          ------------    ------------
        Increase (decrease) in net assets .............     (7,523,931)      8,424,487

NET ASSETS:
        Beginning of year .............................     18,522,321      10,097,834
                                                          ------------    ------------

        End of year ...................................   $ 10,998,390    $ 18,522,321
                                                          ============    ============




                       See notes to financial statements.


THE NOAH FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

                                                                                Year Ended October 31,
                                                   --------------------------------------------------------------------
                                                        2001             2000          1999          1998        1997
                                                   ----------        ----------     ---------     ---------     -------

NET ASSET VALUE, BEGINNING OF YEAR .............   $    22.49        $    23.17     $   17.31     $   13.23     $ 10.59
                                                   ----------        ----------     ---------     ---------     -------

Investment Operations:
Net investment income (loss) (a) ...............        (0.24)            (0.46)        (0.13)        (0.10)      (0.01)
Net realized and unrealized gain (loss)
        on investments .........................        (9.15)             1.37          6.43          4.27        2.69
                                                   ----------        ----------     ---------     ---------     -------
        Total from investment operations .......        (9.39)             0.91          6.30          4.17        2.68
                                                   ----------        ----------     ---------     ---------     -------
DISTRIBUTIONS:
From net investment income .....................         0.00              0.00          0.00          0.00       (0.04)
From net realized capital gains ................         0.00             (1.59)        (0.44)        (0.09)       0.00
                                                   ----------        ----------     ---------     ---------     -------
        Total distributions ....................         0.00             (1.59)        (0.44)        (0.09)      (0.04)
                                                   ----------        ----------     ---------     ---------     -------

NET ASSET VALUE, END OF YEAR ...................   $    13.10        $    22.49     $   23.17     $   17.31     $ 13.23
                                                   ==========        ==========     =========     =========     =======

TOTAL RETURN ...................................       (41.75)%            3.98%        37.06%        31.65%      25.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's) .............   $   10,998        $   18,522     $   6,472     $   2,590     $   961
Ratio of expenses to average net assets,
        before reimbursement ...................         2.67%(b)          2.20%         2.72%         4.73%      16.08%
Ratio of expenses to average net assets,
        net of reimbursement ...................         2.20%(b)          2.20%         2.15%         1.75%       1.75%
Ratio of net investment income (loss) to
        average net assets, before reimbursement        (1.97)%           (1.68)%       (2.13)%       (3.85)%    (14.51)%
Ratio of net investment income (loss) to
        average net assets, net of reimbursement        (1.50)%           (1.68)%       (1.56)%       (0.86)%     (0.18)%
Portfolio turnover rate ........................       191.81%            49.76%        81.53%        66.49%      27.07%

___________

(a) Net investment loss per share is calculated using ending balances prior to the consideration of adjustments for permanent book and tax differences.
(b) Ratio excludes certain expenses not subject to the expense limitation pursuant to the voluntary agreement with management. If such expenses had been included, the ratio would have been 2.79% and 2.32%, respectively.

                       See notes to financial statements.

THE NOAH FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2001

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Noah Fund (the "Fund") was organized as a series of The Noah Investment Group, Inc. (the "Company") incorporated under the laws of the state of Maryland on December 16, 1992. The Company is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The primary investment objective of the Fund is to seek capital appreciation consistent with the preservation of capital, as adjusted for inflation, and current income. The Fund will not invest in and may not acquire the securities of businesses that are engaged, directly or through subsidiaries, in the alcoholic beverage, tobacco, pornographic and gambling industries or companies in the business of aborting life before birth.

The Fund became effective with the Securities and Exchange Commission (the "SEC") on May 10, 1996 and commenced operations on May 17, 1996.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) INVESTMENT VALUATION - Equity securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment Manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Fund has complied, and will continue to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net investment income and net realized capital gains so as to relieve the Fund from all federal income taxes.

c) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. The Fund's primary financial reporting and tax difference relates to the differing treatment for the amortization of deferred organization expenses. Permanent financial reporting and tax differences are reclassified to additional capital paid-in.

THE NOAH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2001

--------------------------------------------------------------------------------

d) USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) OTHER - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions utilizing an identified cost basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

f) RECLASSIFICATIONS - In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of October 31, 2001, the Fund recorded permanent book/tax differences of $200,352 from net investment loss to Paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis which is considered to be more informative to shareholders.

2. ADVISORY FEE AND OTHER RELATED TRANSACTIONS
The Fund has entered into a Management Agreement with Polestar Management Company (the "Manager"). Pursuant to the Management Agreement, the Manager is responsible for the day-to-day business affairs, including the review and supervision of the Fund investment program and for administrative services. For its services to the Fund, the Manager receives an annual fee, payable monthly, calculated at an annual rate of 1.00% of the Fund's average daily net assets. The Manager voluntarily agreed to reimburse its management fee and other expenses to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.20% of the average net assets of the Fund. This voluntary reimbursement may be terminated upon approval of the Board of Directors. For the year ended October 31, 2001, Polestar Management Company earned advisory fees of $133,586 and waived $63,056.

The Manager has entered into a Sub-Advisory Agreement with Geewax, Terker & Company (the "Sub-Advisor"). The Sub-Advisor is responsible for the day-to-day recommendations regarding the investment and reinvestment of the Fund's net assets. Under the terms of the Sub-Advisory Agreement, the Manager compensates the Sub-Advisor a fee of $1.00 per annum until the average net assets of the Fund exceed $20 million. Upon reaching that level, the Sub-Advisor will receive a monthly fee at the annual rate of 0.75% of the average daily net assets in excess of $20 million to $50 million; 0.50% of such assets in excess of $50 million to $100 million; and 0.35% of such assets in excess of $100 million.

THE NOAH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2001

--------------------------------------------------------------------------------


The Fund has adopted a distribution plan (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to 0.25% per annum of the Fund's average daily net assets. The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and financial reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents. For the year ended October 31, 2001, the Fund incurred $33,396 in distribution fees pursuant to the Distribution Plan. Certain directors and officers of the Fund are directors and officers of the Manager.

3. CARRYOVERS
At October 31, 2001, the Fund had net capital loss carryforwards of approximately $6,238,000, of which $766,000 expire in 2008 and $5,672,000 expire in 2009.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund were as follows:

                                              YEAR ENDED          YEAR ENDED
                                           OCTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------


        Shares sold .....................         252,484        434,148
        Shares issued to holders in
           reinvestment of dividends ....               0         30,148
        Shares redeemed .................        (236,524)       (76,386)
                                                 --------        -------
        Net increase (decrease) .........          15,960        387,910
                                                 ========        =======


5. INVESTMENT TRANSACTIONS
During the year ended October 31, 2001, purchases and sales of investment securities, excluding short-term investments, were as follows:

        Purchases ............. $ 25,634,263
        Sales ................. $ 24,222,147

At October 31, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

        Appreciation .........  $   339,562
        Depreciation .........     (715,670)

        Net depreciation
           on investments ...   $  (376,108)


At October 31, 2001, the cost of investments for federal income tax purposes was $11,373,671.

THE NOAH FUND
INDEPENDENT AUDITORS' REPORT                                    OCTOBER 31, 2001

--------------------------------------------------------------------------------


To the Shareholders and Board of Directors of The Noah Investment Group, Inc.

We have audited the accompanying statement of assets and liabilities of The Noah Fund (the "Fund"), a series of The Noah Investment Group, Inc., including the schedule of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1997 were audited by other auditors whose report, dated November 19, 1997 expressed an unqualified opinion on this information.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Noah Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Abington, Pennsylvania                          Sanville & Company
December 21, 2001                               Certified Public Accountants

                       INVESTMENT AND MANAGEMENT SERVICES
                          POLESTAR MANAGEMENT COMPANY
                            GEEWAX TERKER & COMPANY

                                   CUSTODIAN
                           FIRST UNION NATIONAL BANK

                               ADMINISTRATIVE AND
                           ACCOUNTING SERVICES AGENT
                          AMERICAN DATA SERVICES, INC.

                                  TRANSFER AND
                           DIVIDEND DISBURSING AGENT
                          ORBITEX DATA SERVICES, INC.

                                    AUDITORS
                               SANVILLE & COMPANY







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